Exhibit 10.39

ZM8 Price Quotation

Date	5/16/25	Quote #	

Buyer Signature ______________________

REP	CUSTOMER P.O. #
BY	

ITEM	QTY	DESCRIPTION	U/M	PRICE	LEAD TIME	TOTAL
Truck MSRP	1	**2026 ZM8** (specifications on page 2	ea	$182,000.00		$ 182,000.00
Initial Order Discount		10% discount for initial orders		$(18,200.00)		$ (18,200.00)
Charger	1	AC 220v 20kW charger	ea	$ 1,000.00		$ 1,000.00
Upfit	1	Truck body per customer request, 18'-22' BOX with	ea	$25,100.00		$ 25,100.00
Registration	1	CA DMV license, registration and all applicable fees (not applicable unless we also manage	ea	$ 1,000.00		$ 1,000.00
Administration		Incentive Management		$ -		$ -
Charger Incentives		Credit for California Low Carbon Fuel Standard (LCFS)				$ (1,000.00)
Vehicle Incentives	1	HVIP CA State voucher *2*3 Small Fleet would receive 100% more voucher amount		$170,000.00		$(170,000.00)
Discount	1	Special Customer discount		$ (2,000.00)		$ (2,000.00)

Sales Tax region	xxxxxx

Subtotal	$ 17,900.00
9.25%Sales Tax	$ 17,473.25
Total	**$ 35,373.25**

Vehicle Incentives		Federal Clean Vehicle Credit (IRC) 45W *4				$ -

Terms

Incentive vouchers are first come, first served and not guaranteed by the State of California.
Purchase Agreement is binding only if voucher(s) are awarded.
Quote does not constitute an approval of credit. Purchase Order implies acceptance of terms and conditions.
This agreement must be signed by an authorized customer representative below before the order can be accepted.
***1** Applicable incentives must be assigned to ZO Motors to be credited immediately on the invoice.
***2** Applicable incentives must be assigned to ZO Motors to be credited immediately on the invoice.
Eligibility is for companies with less than 50 registered vehicles.
***3** Eligibility is for companies with less than 21 registered vehicles and annual revenues below $15,000,000.

Version: 4.23.2025 ZM TRUCKS FIRM ORDER AGREEMENT (RETAIL) 1 THIS FIRM ORDER AGREEMENT (“ Agreement ”) is made at Fontana, California, between ZO Motors North America LLC d . b . a . ZM Trucks having a place of business at 10271 Almond Avenue, Fontana, CA 92335 (referred to in this Agreement as “ Company ”), and Hydroman Electric Corporation having its head office at 4275 Katella Avenue Los Alamitos CA 90720 (“ Buyer ”) (each a “ Party ”), effective as of the date of full execution of this Agreement (the “ Effective Date ”) . RECITALS A . Company’s group is developing battery electric vehicles, specifically, the ZM 8 Truck, and will soon be engaged in the business of assembling, distributing, and/or selling such battery electric vehicles . B. Buyer operates its own fleet of trucks or other vehicles and desires to be a National Account or Direct Sale Customer, as defined herein, for Company . C. Buyer wishes to purchase from Company, and Company desires to sell to Buyer, an initial order, as further described in Exhibit A hereto, of Vehicles, as defined herein, produced by Company and delivered in accordance with the terms and conditions of this Agreement . D. The rights and responsibilities of the Parties as set forth in this Agreement are conditioned upon Company’s establishment of a legally compliant sales channel, including (altogether, “ Condition Precedent ”) : a. Company obtaining necessary state manufacturer or dealer licensing itself or, if applicable, related or third - party authorized dealership(s) obtaining necessary state dealer licensing ; b. Company obtaining an applicable Certificate of Conformity from the United States Environmental Protection Agency and/or an Executive Order from the California Air Resources Board ; and c. Company, or its authorized third - party dealership, securing issuance of vouchers for all Vehicles in this Agreement under California’s Hybrid and Zero - Emission Truck and Bus Voucher Incentive Project .

2 NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows : 1. Recitals . The Parties acknowledge that the above Recitals are true and correct, material terms to this Agreement, and are incorporated herein as a part of this Agreement. 2. Purchase and Sale of Vehicles . (a) Company agrees to sell to Buyer, and Buyer agrees to purchase from Company, 5 Vehicles (the “ Firm Order ”), of certain models and specifications, as set forth and delivered in accordance with this Agreement, subject to satisfaction of the Conditions Precedent . (b) Company agrees to sell to Buyer, and Buyer agrees to purchase from Company the Vehicles at the prices set out in Exhibit A (the “ National Account or Direct Sale Customer Prices ”) . The quantity, models, specifications, and National Account or Direct Sale Customer Prices for this Firm Order are set forth in the Order Details Addendum attached as Exhibit A . (c) Buyer acknowledges and agrees that Company reserves the right to assign this Firm Order Agreement, for purposes of facilitating delivery or processing sales through an authorized dealership, or any other reason, as set forth in this Agreement . (d) Company anticipates delivery of Vehicles no later than Dec. 30 th 2025. (e) The National Account or Direct Sale Customer Prices for the Firm Order, as set out in Exhibit A , are not guaranteed for any future order or orders. (f) If Buyer fails or refuses to take delivery of any Vehicle in the Firm Order, Buyer shall be responsible for any and all damages, costs of storage, cost of transportation, or other costs resulting therefrom . (g) For purposes of this Agreement: (i) “ National Account or Direct Sale Customer ” shall mean a customer of Company that purchases vehicles direct from Company for Buyer’s own use in its fleet ; and

3 (ii) “ Vehicles ” shall mean those vehicles sold by Company to Buyer as set out in Exhibit A . 3. Delivery of Vehicles ; Payment Terms ; Passage of Title . Company shall cause to be delivered the Firm Order Vehicles in accordance with the Terms and Conditions (as defined herein) or as otherwise mutually agreed by Buyer and Company . Buyer agrees to submit only one single address for delivery . If applicable, Buyer hereby appoints Company as its agent for delivery of the Firm Order Vehicles, for a fee as set out on Exhibit A , for coordinating and arranging delivery to Buyer, which right is further assignable to a delivering agent of Company’s choice in its sole discretion . Payment for each Vehicle is due in full prior to Vehicles leaving Company’s production facility . Title to each Vehicle shall pass from Company to Buyer, or to the financial institution designated by Buyer, only after Company’s receipt of payment for said Vehicle(s) . Subject to applicable law, Buyer will be solely responsible for the collection and remittance of any and all applicable taxes, fees, or other costs, arising from its purchase, titling, registration, or use of Vehicles and other tangible items . 4. Limitations on Use and Sale of Vehicles Purchased . Buyer is a National Account or Direct Sale Customer and the intended end user of Vehicles . Buyer is not authorized to act as a dealer, reseller, or similar, of Company . Company and Buyer agree that Buyer may sell any Vehicle purchased from Company, as a “used” vehicle sale, but only after the bona fide use of such Vehicle by Buyer as the end user . 5. Confidentiality ; Trademarks . Company may disclose the contents and terms of this Agreement in its sole discretion, including Buyer’s name, in disclosures required by applicable securities laws or as part of its marketing efforts for the Vehicles . Because the contents of this Agreement may constitute material, non - public information, relevant to Company’s business, Buyer shall not disclose the existence or terms of this Agreement to any third party without the prior written consent of Company, and will limit disclosure of the existence and terms of this Agreement to those of its employees who have a need to know the terms of this Agreement to carry out its terms and have agreed in writing to keep the existence of and its terms confidential and shall not disclose or announce the fact, terms or conditions of this Agreement to any member of the media or any other third party except as required by law, legal process or regulation . Buyer acknowledges that Company or one of its affiliates is the exclusive owner of the various trademarks, service marks and trade names, and/or word and design marks and copyrights which Company uses in connection with Vehicles and the servicing thereof (collectively, the “ Trademarks ”) . Buyer further acknowledges the value of and goodwill associated with the Trademarks . This Agreement does not grant any rights to Buyer to use the Trademarks, and Buyer is limited to only lawful fair use, including identifying Company and its Trademarks for purposes of the disclosures contemplated in this section . 6. Terms and Conditions of Sale . The Firm Order shall be subject to the General Terms and Conditions of Sale attached hereto as Exhibit B (“ Terms and Conditions ”),

4 which are considered an integral part of this Agreement . In the event of any conflict, the express terms of this Agreement (excluding the Terms and Conditions) shall control over any conflicting term or provision in the Terms and Conditions . 7. Choice of Law . The parties intend this Agreement to be construed in accordance with the laws of the State of California, excluding its conflict of laws principles, except to the extent governed by the United States federal Trademark Act of 1946 (Lanham Act), Copyright Act, and Patent Act . Furthermore, by agreeing to the application of California law, the Parties do not intend to make this Agreement or their relationship subject to any franchise, dealership, distributorship, business opportunity, or similar statute, rule or regulation of the State of California, including but not limited to the California Franchise Relations Act, Cal . Bus . & Prof . Code †† 20000 , et seq . , or its successor, the California Fair Dealership Law, Cal . Civ . Code †† 80 , et seq . , or its successors, or the state motor vehicle dealer laws, Cal . Veh . Code †† 3060 et seq . and †† 11700 et seq . , or their successors . All legal actions concerning this Agreement shall be filed in the courts of San Bernardino County, California, or the United States District Court for the Central District of California . Company and Buyer agree that the courts of San Bernardino County, California and the United States District Court for the Central District of California have personal jurisdiction over Company and Buyer, and subject matter jurisdiction with regard to this Agreement and all transactions related to this Agreement . For the avoidance of doubt, if any term or provision of this Agreement contravenes the laws or regulations of any state or other jurisdiction wherein this Agreement is to be performed, or denies access to the procedures, forums, or remedies provided for by such laws or regulations, such term or provision shall be deemed to be modified to the minimum extent necessary to conform to such laws or regulations, and all other terms and provisions shall remain in full force . Buyer and Company knowingly and irrevocably waive the right to have any dispute between them tried by jury, to the extent permitted by applicable law . 8. Miscellaneous (a) Assignability . This Agreement and/or the rights and duties hereunder cannot be assigned by Buyer in whole or in part without the prior written consent of Company . This Agreement and/or the rights and duties hereunder may be assigned in whole or in part by Company at any time . This Agreement is binding upon the heirs, successors and assigns of the Parties hereto . (b) No Agency . It is mutually agreed that Buyer is not an agent or employee of Company and Buyer agrees not to make any representations to others in which said relationship may be presumed or to attempt to assume or create any obligations on behalf of Company, except with Company’s express prior written consent . (c) Interpretation . Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, and the

5 Parties agree to take any and all steps that are necessary in order to enforce the provisions hereof. (d) Severability . If any term or provision of this Agreement is held, in a given jurisdiction, to be invalid or unenforceable for any reason whatsoever or to violate any law of the United States, the District of Columbia or any state or territory, such terms or provisions shall be deemed to be modified to the minimum extent necessary to conform to such laws or regulations, and all other terms and provisions shall remain in full force . (e) Waiver . The failure of either Party to enforce at any time any of the provisions of this Agreement, or to exercise any option which is herein provided or to require at any time performance by the other Party of any of the provisions hereof, shall in no way be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement or any part thereof, or the right of a Party to thereafter enforce each and every such provision . (f) Entire Agreement . This Agreement, including the Exhibits hereto, constitutes the entire agreement between the Parties hereto, superseding all prior oral or written representations, negotiations, understandings and agreements, on the subject matter hereof . This Agreement may not be modified except in writing signed by both Parties to this Agreement ; provided, however, that the Parties agree that any and all changes that Company may unilaterally make from time to time to the Vehicle specifications, or pricing, as expressly set forth in this Agreement, shall be binding upon Buyer as if such changes were expressly accepted in writing by Buyer as amendments to this Agreement . (g) Copies/Counterparts . This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be considered one instrument and shall become binding when one or more counterparts have been signed by each of the Parties and delivered to the other . Electronic or facsimile copies of signatures hereon shall be treated as originals . (h) Authority . The Parties do hereby declare that this Agreement has been duly authorized by each of the Parties after consultation with counsel, and that the undersigned do fully understand the terms of this Agreement and have the express authority to enter into this Agreement . (i) Construction of this Agreement . The Parties acknowledge that all Parties, through their legal counsel, played an equal role in drafting and/or had an equal opportunity to review and modify the provisions set forth in this Agreement . Thus, in the event of any misunderstanding, ambiguity, or dispute concerning this Agreement, no rule of construction shall be applied that would result in having this Agreement interpreted against any Party .

(j) Rights and Remedies . Duties and obligations imposed by this Agreement and rights and remedies available hereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available at law or in equity . (k) Headings . Paragraph and other headings are for convenience of reference only and shall not constitute a part of or otherwise affect the interpretation of this Agreement . (l) Notices . Any notice required or permitted by this Agreement or given in connection therewith shall, except as otherwise provided in this Agreement, be in writing and shall be given by personal delivery, first class mail with postage prepaid, or overnight courier with delivery confirmation . Notices to Customer shall be directed to Customer at the address set out below ; notices to Company shall be directed to Company at 10271 Almond Avenue, Fontana, CA 92335 , attn : Director of Sales, or such other address as Company shall direct from time to time . IN WITNESS WHEREOF , the Parties hereto have duly executed this Agreement as of the day and year last written below. ZO Motors North America LLC By: Print Name: Qing Ye Title: President Dated: Hydroman Electric Corporation By: Print Name: Qinjie Ma Title: Dated: Address: 4275 Katella Avenue, Los Alamitos Vice President 6 CA, 90720 Qinjie Ma

7 EXHIBIT A Order Details Addendum [This page intentionally left BLANK; Order Details Addendum and Specification are enclosed on separate pages.] This page is subject to amendment or replacement according to the terms of this Agreement.

8 EXHIBIT B Terms and Conditions [This page intentionally left BLANK; Terms and Conditions are enclosed on separate pages.]

Version: 4.16.2025 ZO MOTORS USA GENERAL TERMS AND CONDITIONS OF SALE 1 1. ACCEPTANCE AND MODIFICATION This document constitutes an offer (an “ Offer ”) by ZO Motors USA LLC or its applicable subsidiary or affiliate (“ Seller ”) to sell the products and/or services described in the attachments hereto (the “ Products ”) to the purchaser identified in the attachments hereto (“ Purchaser ”), subject to and in accordance with these terms and conditions and any and all terms and conditions set forth in the attachments hereto, including any Seller quotation, purchase agreement and/or order acknowledgement (collectively, the “ Terms and Conditions ”) . This document is not an acceptance of any offer or counteroffer made or purchase order submitted by Purchaser, and this Offer and any contract arising out of this Offer (collectively, the “ Contract ”) are each expressly conditioned upon Purchaser’s assent to all of the Terms and Conditions . Seller’s acceptance of any order is subject to Purchaser’s assent to all of the Terms and Conditions, and Purchaser’s assent to the Terms and Conditions shall be presumed from Purchaser’s receipt of Seller’s acknowledgement, or from Purchaser’s acceptance of all or any part of the Products ordered . Purchaser further acknowledges its agreement with these Terms and Conditions by placement of an order to purchase Products from Seller or its acceptance of all or any part of the Products called for in such order . Seller hereby expressly rejects any additional or different terms or conditions contained in any request for quotation, request for proposal, purchase order or other document or communication previously or hereafter provided by Purchaser to Seller (“ Purchaser Order Documents ”) . If any Purchaser Order Document contains terms or conditions that are additional to or different from the Terms and Conditions, Seller’s acceptance of any order shall not be construed as assent to or deemed to constitute acceptance of any such additional or different terms and conditions, nor will such acceptance constitute a waiver by Seller of any of these Terms and Conditions . No such additional or different terms or conditions will be of any force or effect, unless specifically agreed to by an executive officer of Seller in writing . A Contract constitutes the entire understanding between the parties with respect to the subject matter of the Contract and supersedes any prior or contemporaneous discussions, negotiations, agreements and understandings . Modifications to any Contract can be made only by a writing signed by an authorized representative of each party . 2. DELIVERY Unless otherwise provided in this document, all Products will be delivered Ex Works Seller factory, freight collect, with Purchaser responsible for coordinating and paying all freight costs . In the event that scheduled delivery of Products is delayed by Purchaser by more than five (5) business days, Seller may store such Products for the account of and at the risk of Purchaser at Purchaser’s expense . Seller guarantees no delivery dates, as such dates are estimates only, and reserves the right to make delivery in installments in order to fill an order . Delay in delivery of any installment shall not relieve Purchaser of its obligations to accept remaining deliveries . 3. RISK OF LOSS Risk of loss or damage and any further cost and responsibility for claims, delivery, and, if applicable, placement and storage shall pass from Seller to Purchaser, and delivery shall be deemed to be complete, upon delivery by Seller to Purchaser at the designated Ex Works origin . 4. TERMINATION No order may be cancelled or altered by Purchaser except upon terms and conditions acceptable to Seller in Seller’s sole discretion, as evidenced in writing by Seller’s authorized representative . In the event such a cancellation by Purchaser has been approved by Seller, Purchaser shall pay to Seller, for orders cancelled, an administrative fee of $ [ 0 ] per Product under such cancelled order . For the avoidance of doubt, those terms and provisions of the Contract that by their nature are intended to survive expiration or earlier termination of such Contract shall so survive, including, without limitation, Sections 4 , 5 , 6 , 9 . b through 9 . d, 1 1 , 12 and 14 . 5. SECURITY AGREEME N T A N D INSURANCE a . To secure payment of the price payable under the Contract and performance of all of Purchaser’s obligations under the Contract, Purchaser hereby : (i) grants to Seller a purchase money security interest in all Products ; and (ii) authorizes Seller to file such financing statements and other documents, and agrees to execute such other documents and to do such other acts, as Seller may reasonably deem necessary or advisable to

ZM TRUCKS

protect its rights in such Products. In the event Purchaser breaches the Terms and Conditions, including, but not limited to, any past due balances, together with interest, costs, and attorney fees as permitted herein, Seller shall have all the rights and remedies of a secured creditor under the Uniform Commercial Code.

b. Until Seller has received full payment of the price payable under a Contract, Purchaser shall (i) maintain insurance covering all Products in such amounts and against such risks as is customary by companies engaged in the same or similar business and similarly located, naming Seller as insured or coinsured, and shall, upon Seller's request, furnish evidence of such insurance satisfactory to Seller, and (ii) upon request by Seller, do all things necessary or desirable to adequately insure the Products against loss or damage.

6. PAYMENT

Purchaser (or its financing company that is approved by Seller in writing) shall pay Seller for vehicles COD (Cash on Delivery). Notwithstanding anything in the Contract to the contrary, if Purchaser fails to pay any invoice or other amount when due or if, in the judgment of Seller, the financial condition of Purchaser at any time prior to shipment does not justify the extension of credit, then Seller may require payment in advance or otherwise modify the payment terms upon notice to Purchaser. All delays occasioned by acts of Purchaser shall be at the expense of Purchaser. Seller reserves the right to assess reasonable charges for its expenses resulting from such delays. All shipments shall be separately invoiced and paid for without regard to subsequent deliveries. Interest at the rate of three percent (3%) per month or at the highest rate allowed by law, whichever is less, shall be charged to all overdue accounts. Purchaser will reimburse Seller for all costs and expenses (including attorneys' fees and the costs of bringing any action) incurred in collecting any amounts past due. If a dispute arises between the parties concerning Purchaser's alleged right to setoff or recoupment against Seller or its affiliates, the parties shall negotiate in good faith to resolve such dispute. Notwithstanding the foregoing, Purchaser acknowledges and agrees that payments owed to Seller for Products supplied under the Contract are not subject to any setoff or recoupment by Purchaser unless and until Seller agrees in writing to such setoff or recoupment, and that Purchaser shall not exercise its right to setoff or recoupment in connection with any disputed, contingent, or unliquidated claim.

7. PRICES

Unless otherwise expressly quoted in writing, prices shall be those in effect at the time of shipment as determined by Seller. Unless other terms are specified in the attachments to this document, all prices are quoted and payable in U.S. dollars. The prices quoted do not include any taxes imposed on the sale of the Products. Any manufacturer's tax, occupation tax, use tax, sales tax, excise tax, GST, value added tax, duty, custom, inspection or testing fee, tariff (whether import or export), or any other tax, fee, interest or charge of any nature whatsoever imposed by any governmental authority (whether domestic or foreign, or federal, state or local) on or measured by the transactions between Seller and Purchaser (other than income taxes imposed on Seller) shall be added to the price of Products, invoiced separately, and paid by Purchaser in addition to the prices quoted or invoiced. Purchaser agrees to reimburse Seller for any such tax or other cost or provide Seller with an acceptable tax exemption certificate. Should any such additional tax or other cost, above, become due and owing or otherwise implemented after Purchaser and Seller agree to pricing for Products or otherwise after formation of the Contract, Seller retains the right to modify pricing in its sole discretion for purposes of passing-through any such added tax or other cost, upon written notice by Seller to Purchaser of such modification to pricing, subject to Purchaser having the right to cancel any pending individual Product order where such added tax or other cost is in excess of ten percent (10%) of the original agreed price for such individual Product, provided Purchaser submits a written request to cancel to Seller that is duly received by Seller within five (5) business days of Purchaser's receipt of such written notice by Seller to Purchaser.

8. FORCE MAJEURE

SELLER SHALL NOT BE LIABLE FOR ANY LOSSES OR DAMAGES AS A RESULT OF ANY DELAY OR FAILURE TO DELIVER DUE TO ANY CAUSE BEYOND SELLER'S REASONABLE CONTROL, INCLUDING BUT NOT LIMITED TO, ANY ACT OF GOD, EPIDEMIC, PANDEMIC, ACT OF PURCHASER, EMBARGO OR OTHER GOVERNMENTAL ACT, REGULATION OR REQUEST, FIRE, EXPLOSION, FLOOD, HURRICANE, ACCIDENT, STRIKE, SLOWDOWN, WAR, ACT OF TERRORISM, RIOT, DELAY IN TRANSPORTATION, EQUIPMENT FAILURE, INABILITY TO OBTAIN OR ACCESS NECESSARY LABOR, EQUIPMENT, MATERIALS OR MANUFACTURING FACILITIES, OR FAILURE OF USUAL SOURCES OF SUPPLY OR USUAL MODES OF TRANSPORTATION. IN THE EVENT OF ANY SUCH DELAY, THE DATE OF DELIVERY SHALL BE EXTENDED FOR A PERIOD EQUAL TO THE TIME LOST BECAUSE OF THE DELAY. PURCHASER'S EXCLUSIVE REMEDY FOR OTHER DELAYS AND FOR SELLER'S INABILITY TO DELIVER FOR ANY REASON SHALL BE RESCISSION OF THE UNDERLYING ORDER.

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9. WARRANTY

a. Seller warrants the Products to the end user as set forth in Seller's original written warranty for the Products as is in effect at the time of the sale of the Products to the end user (the "**Standard Warranty**"). Purchaser is not authorized to extend any express or implied warranty other than the Standard Warranty and has no authority to do so on Seller's behalf.

b. **PURCHASER UNDERSTANDS AND ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, (i) THE STANDARD WARRANTY, ANY EXISTING THIRD PARTY MANUFACTURER'S WARRANTY PASSED THROUGH TO PURCHASER AND/OR ANY EXTENDED WARRANTY, EACH IF APPLICABLE, ARE THE SOLE AND EXCLUSIVE WARRANTIES, EITHER EXPRESS OR IMPLIED, RELATING TO THE PRODUCTS, THESE TERMS AND CONDITIONS AND ANY CONTRACT (THE "SELLER WARRANTIES") AND SELLER DOES NOT PROVIDE ANY OTHER WARRANTIES OF ANY KIND; (ii) ANY AFFIRMATION OF FACT OR PROMISE, WHETHER WRITTEN OR VERBAL, MADE BY SELLER OR ITS EMPLOYEES, OFFICERS, OWNERS, REPRESENTATIVES OR AGENTS WILL NOT BE DEEMED TO CREATE AN EXPRESS WARRANTY THAT A PRODUCT WILL CONFORM TO SUCH AFFIRMATION OR PROMISE; (iii) ANY DESCRIPTION, SAMPLE OR MODEL OF THE PRODUCT IS FOR THE SOLE PURPOSE OF IDENTIFYING IT AND WILL NOT BE DEEMED TO CREATE AN EXPRESS WARRANTY THAT THE PRODUCT WILL CONFORM TO THE DESCRIPTION, SAMPLE OR MODEL; (iv) NO AFFIRMATION, PROMISE, DESCRIPTION, BROCHURE, OR MODEL WILL BE DEEMED PART OF THE BASIS OF THE BARGAIN; (v) THE SALE OF A PRODUCT BY SELLER TO PURCHASER IS MADE ON THE EXPRESS UNDERSTANDING THAT THERE IS NO EXPRESS OR IMPLIED WARRANTY THAT THE PRODUCT WILL BE MERCHANTABLE OR FIT FOR ANY PARTICULAR PURPOSE; (vi) SELLER HEREBY DISCLAIMS ALL IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY AND NON-INFRINGEMENT; (vii) IN NO EVENT SHALL SELLER BE LIABLE TO PURCHASER FOR ANY DAMAGES ARISING FROM THE TERMS AND CONDITIONS OR ANY CONTRACT OR THEIR PERFORMANCE OR BREACH, THE PRODUCT OR PURCHASER'S PURCHASE AND USE OF THE PRODUCT, INCLUDING, WITHOUT LIMITATION, INCIDENTAL AND CONSEQUENTIAL DAMAGES; (viii) PURCHASER'S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM ARISING FROM A DEFECT IN THE PRODUCT OR ITS COMPONENTS SHALL BE PURSUANT TO THE TERMS AND CONDITIONS OF THE SELLER WARRANTIES AS DEFINED ABOVE; AND (ix) UNDERSTANDING THAT IF A PRODUCT HAS BEEN PREVIOUSLY OWNED OR PUT TO USE AS A DEMONSTRATOR, PURCHASER ACKNOWLEDGES THAT IT IS PURCHASING SUCH PRODUCT "AS IS" AND "WITH ALL FAULTS" AND THAT NO WARRANTIES, INCLUDING WITHOUT LIMIT THOSE FOR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSED OR IMPLIED, OTHER THAN THE SELLER WARRANTIES.**

c. Purchaser assumes all risk and liability resulting from use of the Products, whether used singly or in combinations with other products.

d. The Standard Warranty shall not apply in the event of defects or damages caused by: (i) failure of Purchaser to comply with any operational or maintenance guidelines or requirements; (ii) physical abuse of the Products or any component or acts of vandalism by any persons other than Seller, its employees, agents, or subcontractors; (iii) alterations, modifications, additions, or repairs made during the applicable warranty period by anyone other than Seller, its employees, agents, subcontractors or authorized warranty providers; (iv) accidents or damage resulting from fire, water, wind, hail, lightning, electrical surge or failure, earthquake, theft or similar causes not caused or contributed to by the sole negligence of Seller or its employees, agents, or subcontractors; or (v) such other causes that are excluded or otherwise limited under the Standard Warranty. In the event of a conflict between these Terms and Conditions and the applicable Standard Warranty, the Standard Warranty shall apply.

10. PATENTS, TRADEMARKS AND COPYRIGHTS

a. Seller, at its own expense, shall defend or settle any suits that may be instituted by an unrelated third party against Purchaser to the extent such suits relate to infringement of any patent,

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trademark or copyright by Products manufactured by Seller pursuant to the Contract, if such infringement directly arises out of the use of such Products, or components thereof, in Purchaser's business for any of the purposes for which the same were sold by Seller under the Contract, and provided that Purchaser shall (i) have made all payments then due under the Contract, (ii) give Seller immediate notice in writing of any such suit, (iii) transmit to Seller immediately upon receipt all processes and papers served upon Purchaser, (iv) permit Seller through its counsel, either in the name of Purchaser or in the name of Seller, to defend such suits, and (v) give all needed information, assistance and authority to enable Seller to do so.

b. If Products sold to Purchaser under the Contract are held in and of themselves, by final court decision from which no appeal can be taken, to infringe any patent and their use is enjoined, or in the event of a settlement or compromise approved in writing by Seller that precludes future use of Products sold to Purchaser under the Contract, then Seller (i) shall pay any final and unappealable award of damages in such suit to the extent such damages are directly attributable to such infringement, and (ii) shall, at its own expense and at its sole option, (A) procure for Purchaser the right to continue using such Products to the extent contemplated in the Contract, (B) modify such Products to render them noninfringing, (C) replace such Products with noninfringing Products, or (D) refund the price paid by Purchaser for such Products after Purchaser's return of such Products to Seller. This Section 10 states Seller's sole obligation and Purchaser's exclusive remedy with respect to patent, trademark or copyright infringement, provided that Seller's liability for patent, trademark and copyright infringement shall not exceed the price paid by Purchaser under the Contract.

11. LIMITATION OF DAMAGES

a. Seller's liability with respect to the Products sold hereunder shall be limited to the warranty and indemnity provided in Sections 9 and 10 of these Terms and Conditions, and the maximum liability, if any, of Seller for all damages, including without limitation contract damages and damages for injuries to persons or property, whether arising from Seller's breach of contract, breach of warranty, negligence, strict liability, or other tort, is limited to an amount not to exceed the purchase price of the Products at issue in the claim. **SELLER SHALL NOT BE SUBJECT TO ANY OTHER OBLIGATIONS OR LIABILITIES, WHETHER ARISING OUT OF BREACH OF CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR UNDER OTHER THEORIES OF LAW OR EQUITY, WITH RESPECT TO PRODUCTS SOLD BY SELLER, OR ANY UNDERTAKINGS, ACTS OR OMISSIONS RELATING THERETO.**

b. **TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, SELLER SHALL NOT BE LIABLE TO PURCHASER FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST REVENUES AND PROFITS AND/OR MONETARY REQUESTS RELATING TO RECALL EXPENSES OR REPAIRS TO PROPERTY INCLUDING THIRD PARTY CLAIMS, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.**

c. Notwithstanding anything to the contrary in the Contract, Seller shall not be responsible for, and shall incur no liability with respect to, any information supplied by Purchaser or any of its subcontractors to Seller.

12. CONFIDENTIAL DATA

a. All sketches, models, formulas, materials, samples, specifications, drawings, designs, data, ideas, methods, patterns and other information ("**Information**") submitted or made available to Purchaser by Seller shall remain the property of Seller and shall be treated as confidential information of Seller unless Seller has indicated a contrary intent in writing. Immediately upon termination of the Contract, all Information, together with any and all copies thereof, shall be returned to Seller. All Information and/or inventions made, conceived, developed or acquired by Seller in connection with the Contract or any related order shall vest in and inure to Seller's full benefit, notwithstanding any charges therefor that may have been or may be imposed by Seller, and shall not be disclosed to third parties without Seller's prior written consent. This obligation shall continue so long as any order or Contract for Products related to or using such information is in effect and for a period of two (2) years thereafter. This obligation will not apply to information that is or becomes publicly known through no fault of Purchaser.

b. Any property of Purchaser placed in Seller's custody for performance of the Contract is not covered by insurance, and no risk is assumed by Seller in the event of loss or damage to such property by fire, water, burglary, theft, civil disorder or any event other than Seller's gross negligence or willful misconduct.

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Version: 4.16.2025 13. CHANGES IN THE PRODUCTS Purchaser may request in writing changes in the specifications and shipping instructions of Products . As promptly as practicable after receipt of such request, Seller shall advise Purchaser in an amendment letter what amendments to the Contract, if any, may be necessitated by such changes, including, without limitation, amendment of price, specifications and shipment schedule . If such proposed amendments to the Contract are accepted in writing by Purchaser, Seller shall make the requested changes with respect to such Products as may be affected thereby . Seller may at any time make such changes in the Products as shall constitute an improvement or that otherwise do not adversely affect the Product’s form, fit or function, in each case in the sole judgment of Seller . Seller may furnish suitable substitutes for materials or components unobtainable because of priorities or regulations established by governmental authority or nonavailability of materials or components from suppliers . 5 14. MISCELLANEOUS a. To the maximum extent permitted by applicable law, each term or provision of any Contract shall be interpreted in such a way as to be effective and valid under applicable law . Any term or provision of any Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Contract or affecting the validity or enforceability of such term or provision in any other jurisdiction, and the parties shall substitute therefor an enforceable provision that achieves the same business purpose as the provision that is prohibited or unenforceable . b. E A C H C O N T R A C T S H A L L B E GOVERNED B Y AND CONSTRUED IN ACCORDANCE W ITH THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING I TS CONFLICT OF LAWS PRINCIPLES, EXCEPT T O THE EXTENT GOVERNED BY T H E U N I T E D S TAT E S F E D E R A L TRADEMARK ACT OF 194 6 (LANHAM ACT), COPYRIGHT ACT, OR PATENT ACT . FURTHERMORE, B Y AGREEING T O THE APPLICATION OF CALIFORNIA LAW, THE PARTIES DO NOT INTEND T O MAKE ANY CONTRACT O R THEI R RELATIONSHIP S U B J E C T T O A N Y F R A N C H I S E , D E A L E R S H I P, D I S T R I B U T O R S H I P, BUSINESS OPPORTUNITY, OR SIMILAR STATUTE, RULE OR REGULATION OF THE STATE OF CALIFORNIA, INCLUDING B UT NOT LIMITED T O THE CALIFORNIA FRANCHISE RELATIONS ACT, CAL . BUS . & PROF . CODE †† 20000 , ET SEQ . , OR I TS SUCCESSORS, TH E CALIFORNIA FAIR DEALERSHIP LAW, CAL . CIV . CODE †† 80 , ET SEQ . , OR I T S SUCCESSORS, OR THE STATE MOTOR VEHICLE DEALER LAWS, CAL . VEH . CODE †† 3060 ET SEQ . AND †† 1 1700 ET SEQ . , OR THEIR SUCCESSORS . FOR THE AVOIDANCE OF DOUBT, IF ANY TER M O R PROVISI O N O F A N Y CONTRACT CONTRAVENES THE LAWS OR REGULATIONS OF ANY STATE OR OTH E R JURISDICTION WHEREIN SUCH CONTRACT IS T O BE PERFORMED, OR DENIES ACCESS T O THE PROCEDURES, FORUMS, OR REMEDIES PROVIDED FOR B Y SUCH LAWS OR REGULATIONS, SUCH T E R M O R P R O V I S I O N S H A L L B E DEEMED T O B E MODIFIED T O TH E MINIMUM EXTENT NECESSARY T O C O N FORM T O SUC H L AW S O R REGULATIONS, AND ALL OTH E R TERMS AND PROVISIONS SHAL L REMAIN IN FULL FORCE . WIT H RESPECT T O PRODUCTS DELIVERED OUTSIDE THE U N I T E D S TAT E S , T H E R E L E VA N T CONTRACT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE W ITH THE LAWS OF THE UNITED STATES OF AMERICA (WITHOUT REFERENCE T O PRINCIPLES OF CONFLICTS OF LAWS) . THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL NOT BE G O V E R N E D B Y T H E 1 9 8 0 U . N . CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS . c . Any claim, cause of action, proceeding, or any other dispute brought by or against Purchaser, on the one hand, or Seller or its owners, parents, subsidiaries, affiliates, agents, employees, predecessors - in - interest, and/or successors, on the other hand, relating to or arising from this Offer or the Contract, including all questions of law or fact related thereto (each, a “ Dispute ”), shall be resolved in accordance with this Section . Seller and Purchaser shall undertake to work together promptly and in good faith to attempt to resolve by negotiation and agreement any and each Dispute . Any Dispute that cannot be resolved through negotiation and agreement within a reasonable time shall be resolved through binding arbitration, administered by the American Arbitration Association (“ AAA ”) by its rules, in Los Angeles, California before a single neutral arbitrator selected in accordance with AAA’s rules, as applicable . The fees of AAA and the arbitrator shall be paid 50 % by Seller and 50 % by Purchaser . This Section shall not impair the right of either Seller or Purchaser to seek an injunction or other interlocutory relief from any court of competent jurisdiction, pending and/or in aid of

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arbitration, in the event that such party is confronted by a genuine risk that it will suffer irreparable injury before relief can reasonably be anticipated in the arbitration forum. Arbitrations conducted under this Section shall be kept strictly confidential, except to the extent not permitted under applicable law. **SELLER AND PURCHASER KNOWINGLY AND IRREVOCABLY WAIVE THE RIGHT TO HAVE ANY DISPUTE BETWEEN THEM TRIED BY JURY, TO THE EXTENT PERMITTED BY APPLICABLE LAW.**

d. Seller's failure to exercise a right or remedy or Seller's acceptance of a partial or delinquent payment shall not be deemed to be a waiver of any of Seller's rights or Purchaser's obligations under any Contract, and shall not constitute a waiver of Seller's right to declare an immediate or a subsequent default.

e. No assignment of a Contract or of any right or obligation under a Contract shall be made by Purchaser without the prior written consent of Seller. In the event of a duly authorized assignment, a Contract shall be binding upon and inure to the benefit of the Purchaser's successors and assigns.

f. In the event of Seller's enforcement of any term or condition in a Contract, Purchaser shall be liable to Seller for all costs, including attorneys' fees, incurred by Seller in enforcing a Contract and in collecting any sums owed by Purchaser to Seller.

g. In its relationship with Seller, Purchaser is an independent contractor. Nothing in this Contract shall be construed such that Purchaser shall be considered an employee, agent or partner of Seller. This Contract shall not confer any rights or remedies upon any thirdparty, other than the parties to this Contract and their respective successors and permitted assigns.



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